UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2020

SANGAMO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

7000 Marina Blvd., Brisbane, California 94005

(Address of principal executive offices) (Zip Code)

(510) 970-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On December 7, 2020, Sangamo Therapeutics, Inc. (“Sangamo”) issued a joint press release (the “Press Release”) with Pfizer Inc. (“Pfizer”) announcing updated follow-up data from the Phase 1/2 Alta study of giroctocogene fitelparvovec (SB-525), an investigational gene therapy for patients with severe hemophilia A (the “Alta Study”).

A copy of the Press Release is furnished hereto as Exhibit 99.1, and a copy of the slides containing updated follow-up data from the Alta Study that are expected to be presented today at the 62nd American Society of Hematology (ASH) Annual Meeting (the “Data Presentation”) is furnished hereto as Exhibit 99.2.

The information contained in this Item 7.01 and in the Press Release and the Data Presentation furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this current report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the Press Release and Data Presentation furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this current report on Form 8-K shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Sangamo whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

The Press Release attached hereto as Exhibit 99.1 contains forward-looking statements regarding Sangamo’s current expectations. These forward-looking statements include, without limitation, statements relating to the therapeutic potential of giroctocogene fitelparvovec (SB-525), including its potential clinical benefit to patients with hemophilia A and its potential as an alternative to the standard of care for patients with hemophilia A, the anticipated readout from the Phase 3 AFFINE study and the expected timing thereof, the plan and related timelines for sharing additional clinical data, and other statements that are not historical fact. These statements are not guarantees of future performance and are subject to risks and uncertainties that are difficult to predict. Sangamo’s actual results may differ materially and adversely from those expressed. There can be no assurance that Sangamo will earn any additional milestone or royalty payments under the Pfizer collaboration. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to: the evolving COVID-19 pandemic and its impact on the global business environment, healthcare systems and the business and operations of Sangamo and Pfizer; the research and development process; the uncertain timing and unpredictable nature of clinical trial results, including the risks that therapeutic effects observed in clinical trial results will not be durable in patients and that final clinical trial data will not validate the safety and efficacy of giroctocogene fitelparvovec; reliance on results of early clinical trials, such as the Phase 1/2 Alta study, which results are not necessarily predictive of future clinical trial results, including the results in the Phase 3 AFFINE study; the unpredictable regulatory approval process for product candidates across multiple regulatory authorities; the manufacturing of products and product candidates; the commercialization of approved products; the potential for technological developments that obviate technologies used by Sangamo and Pfizer in giroctocogene fitelparvovec; the potential for Pfizer to terminate the giroctocogene fitelparvovec program or to breach or terminate its collaboration agreement with Sangamo; and the potential for Sangamo to fail to realize its expected benefits of its collaboration with Pfizer, including the risk that Sangamo may not earn any additional milestone or royalty payments under its collaboration with Pfizer. These risks and uncertainties are described more fully in Sangamo’s filings with the U.S. Securities and Exchange Commission, including its most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. The information contained in the Press Release is as of December 7, 2020, and Sangamo undertakes no duty to update forward-looking statements contained in the Press Release except as required by applicable laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated December 7, 2020

99.2	2020 American Society of Hematology (ASH) Annual Meeting Data Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: December 7, 2020	By:	/s/ GARY H. LOEB
	Name:	Gary H. Loeb